EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Vycor Medical, Inc. for the period ended June 30, 2010, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	the Quarterly Report on Form 10-Q for the period ended June 30, 2010 of Vycor Medical, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Quarterly Report on Form 10-Q for the period ended June 30, 2010, fairly presents in all material respects, the financial condition and results of operations of Vycor Medical, Inc.

By:	/s/ Kenneth T. Coviello

Name:	Kenneth T. Coviello

Title:	Principal Executive Officer, Principal Financial Officer

Date:	August 13, 2010